Exhibit 10.2

1.20	FORM OF DISTRIBUTIONS

Subject to Section 13.01, 13.02 and Article 14 of the Basic Plan Document, distributions under the Plan shall be paid as provided below.

	(a)	Lump Sum Payments—Lump sum payments are always available under the Plan and are the normal form of payment under the Plan except as modified in Subsection 1.20(d)(2) below.

	(b)	☐	Installment Payments—Participants may elect distribution under a systematic withdrawal plan (installments).

	(c)	☐	Partial Withdrawals—A Participant whose employment has terminated and whose Account is distributable in accordance with the provisions of Article 12 of the Basic Plan Document may elect to withdraw any portion of his Distributable vested interest in his Account in cash at any time.

	(d)	☐	Annuities (Check if the Plan is retaining any annuity form(s) of payment.)

		(1)	☐	An annuity form of payment is available under the Plan because the Plan either converted from or received a transfer of assets from a plan that was subject to the minimum funding requirements of Code Section 412 and therefore an annuity form of payment is a protected benefit under the Plan in accordance with Code Section 411(d)(6).

		(2)	The normal form of payment under the Plan is (check (A) or (B)):

			(A)	☐	Lump sum is the normal form of payment for:

				(i)	☐ All Participants

				(ii)	☐ All Participants except those as indicated on the Forms of Payment Addendum.

			(B)	☐	Life annuity is the normal form of payment for all Participants.

		(3)	☐	The Plan offers at least one other form of annuity as specified in the Forms of Payment Addendum.

Note: A life annuity option will continue to be an available form of payment for any Participant who elected such life annuity payment before the effective date of its elimination.

	(e)	Cash Outs and Implementation of Required Rollover Rule

		(1)	☑	If the vested Account balance payable to an individual is less than or equal to the cash out limit utilized for such individual, such Account will be distributed in accordance with the provisions of Section 13.02 or 18.04 of the Basic Plan Document. The cash out limit is:

			(A)	☐	$1,000.

			(B)	☑	The dollar amount specified in Code Section 11(a)(ll)(A) ($5,000 as of January 1, 2013). Any distribution greater than $1,000 that is made to a Participant without the Participant’s consent before the Participant’s Normal Retirement Age (or age 62, if later) will be rolled over to an individual retirement plan designated by the Plan Administrator.

Volume Submitter Defined Contribution Plan – 10/2014	PS Plan
93283-1504843775AA
© 2014 FMR LLC
All rights reserved.
1

	(f)	☑	See Forms of Payment Addendum.

1.26	SUPERSEDING PROVISIONS

	(a)	☑	The Employer has completed the Plan Superseding Provisions Addendum to show the provisions of the Plan which supersede provisions of this Adoption Agreement and/or the Basic Plan Document.

Note: If the Employer elects superseding provisions in Option (a) above, the Employer may not be permitted to rely on the Volume Submitter Sponsor’s advisory letter for qualification of its Plan. In addition, such superseding provisions may in certain circumstances affect the Plan’s status as a pre-approved volume submitter plan eligible for the 6-year remedial amendment cycle.

	(b)	☐	The Employer has completed the Trust Superseding Provisions Addendum to show the provisions of the Plan which supersede provisions of the Trust Agreement in the Basic Plan Document.

Volume Submitter Defined Contribution Plan – 10/2014	PS Plan
93283-1504843775AA
© 2014 FMR LLC
All rights reserved.
2

AMENDMENT EXECUTION PAGE

Plan Name: SiteOne Savings and Investment Plan (the “Plan”)

Employer: SiteOne Landscape Supply

[Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.]

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
Section 1.20	11/10/2017
Section 1.26	11/10/2017
FORMS OF PAYMENT ADDENDUM	11/10/2017
SUPERSEDING PROVISIONS ADDENDUM	11/10/2017

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date given below.

Employer: SiteOne Landscape Supply		Employer: SiteOne Landscape Supply

By:	/s/ Joseph Ketter	By:
Title:	SVP Human Resources	Title:
Date:	10/11/17	Date:

Note: Only one authorized signature is required to execute this Adoption Agreement unless the Employer’s corporate policy mandates two authorized signatures.

Accepted by: Fidelity Management Trust Company, as Trustee

By:	/s/ Joan M Berning	Date: 10/12/2017
Title:	Authorized Signatory

Volume Submitter Defined Contribution Plan – 10/2014	PS Plan
93283-1504843775AA
© 2014 FMR LLC
All rights reserved.
3

FORMS OF PAYMENT ADDENDUM

for

Plan Name: SiteOne Savings and Investment Plan

(a)	In-Kind Distribution of Employer Stock. To the extent that a Participant’s Account is invested in Employer Stock, as defined in Section 20.12 of the Basic Plan Document, a Participant may elect to receive distribution of his Account under the lump sum payment method in shares of Employer Stock instead of in cash.

Volume Submitter Defined Contribution Plan – 10/2014	PS Plan
93283-1504843775AA
© 2014 FMR LLC
All rights reserved.
4

PLAN SUPERSEDING PROVISIONS ADDENDUM

for

Plan Name: SiteOne Savings and Investment Plan

(a)	Superseding Provision(s) – The following provisions supersede other provisions of this Adoption Agreement and/or the Basic Plan Document (other than Article 20 thereof) in the manner described:

To the extent that a Participant’s Account is invested in Employer Stock, as defined in Section 20.12 of the Basic Plan Document, the Employer Stock shall not be available for In-Service Withdrawals (other than Minimum Required Distributions and Prior Year Minimum Required Distributions).

To the extent that a Participant’s Account is invested in Employer Stock, as defined in Section 20.12 of the Basic Plan Document, the Employer Stock shall not be available for loans.

Volume Submitter Defined Contribution Plan – 10/2014	PS Plan
93283-1504843775AA
© 2014 FMR LLC
All rights reserved.
5